UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  September 10, 2012

WORTHINGTON ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-52590	20-1399613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

295 Highway 50, Suite 2, Lake Village Professional Building, Stateline, NV 89449
Mailing Address:  P.O. Box 1148, Zephyr Cove, NV 89448-1148
(Address of principal executive offices)

Registrant’s telephone number, including area code: (775) 588-5390

Copy of correspondence to:

Richard A. Friedman, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Tel:  (212) 930-9700   Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On August 22, 2012, Worthington Energy, Inc. (the “Company”) issued 500,000 shares of its common stock, par value $0.001 per share (“Common Stock”) to Sam Butero, an employee, in connection with an employment agreement.  The securities were issued in a transaction pursuant to Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

On September 5, 2012, the Company issued 1,918,977 shares of Common Stock to Prolific Group, LLC upon the conversion of $9,000 of an outstanding convertible promissory note.  The securities were issued in a transaction pursuant to Regulation D under the Securities Act.

On September 7, 2012, the Company issued 12,000,000 shares of Common Stock to GEL Properties, Inc. upon the conversion of $45,000 of an outstanding convertible promissory note.  The securities were issued in a transaction pursuant to Regulation D under the Securities Act.

On September 10, 2012, the Company issued 5,294,118 shares of Common Stock to Asher Enterprises, Inc. (“Asher”) upon the conversion of $18,000 of an outstanding convertible promissory note.  The securities were issued in a transaction pursuant to Regulation D under the Securities Act.

On September 11, 2012, the Company issued 3,882,353 shares of Common Stock to Asher upon the conversion of $13,200 of an outstanding convertible promissory note.  The securities were issued in a transaction pursuant to Regulation D under the Securities Act.

On September 11, 2012, the Company issued 10,000,000 shares of Common Stock to La Jolla Cove Investors, Inc. upon the conversion of $5,000 of an outstanding convertible promissory note.  The securities were issued in a transaction pursuant to Regulation D under the Securities Act.

On September 12, 2012, the Company issued 5,000,000 shares of Common Stock to Ironridge Global IV, Ltd. in connection with a court approved settlement agreement relating to $1,388,407 in outstanding accounts payable, accrued compensation, accrued interest, and notes payable of the Company.  The securities were issued in an exempt transaction pursuant to Section 3(a)(10) under the Securities Act.

As of September 17, 2012, the Company had 312,005,193 shares of common stock issued and outstanding.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WORTHINGTON ENERGY, INC.

Date: September 18, 2012	By: /s/ ANTHONY MASON
Anthony Mason
Chief Executive Officer